EXHIBIT NO. 10.120


                                 LOAN AGREEMENT


     This Loan Agreement ("Agreement") is made and entered into as of the 23rd day of January, 2002, by and between Emerging Vision, Inc. (f/k/a Sterling Vision, Inc.), a New York corporation (the "Borrower"), and Horizon Investors Corp., a New York corporation (the "Lender").


                                    Recitals


     A. The Borrower is the Franchisor of retail optical stores that are operated by franchisees licensed by the Borrower (each such franchisee being referred to herein as a "Franchisee").


     B. The Borrower is the owner and holder of those certain negotiable promissory notes more particularly described on Exhibit A annexed hereto (such franchisee notes: (i) together with any additional franchisee notes pledged to the Lender pursuant to Section 1.8 hereof; (ii) less and excepting those franchisee notes returned to the Borrower pursuant to Section 1.8 hereof; and
(iii) as the same may be substituted by the Borrower pursuant to Section 2.3 hereof, being hereinafter collectively referred to as the "Franchisee Notes").


     C.  Each  Franchisee  Note  represents  and  evidences   obligations  of  a
Franchisee to the Borrower (and/or one or more of its wholly owned subsidiaries) that arose out of the Borrower's franchise relationship with such Franchisee.


     D. The Borrower has requested that the Lender provide, and the Lender has agreed to provide, a credit facility to the Borrower on the terms and subject to the conditions set forth in this Agreement.


     E. The Franchisee Notes have not, as of the date hereof, been pledged, hypothecated or collateralized and, until all of the Obligations (as said term is hereinafter defined) shall be paid, satisfied and/or discharged in full, shall not further be pledged, hypothecated or collateralized by the Borrower.

     F. Simultaneously herewith, the Borrower is borrowing from North Fork Bank, Melville, New York (the "Bank") the additional sum of $1,000,000, (the "Additional Loan"), the repayment of which is being: (i) guaranteed by the Lender and/or Mr. Benito R. Fernandez, as a principal shareholder of the Lender (the "Guarantor"); (ii) secured by the Lender's posting, with the Bank, of a certificate of deposit, in the amount of $1,000,000.

     G. Simultaneously herewith, the Borrower is repaying to the Lender all amounts presently due the Lender under: (i) the Borrower's Negotiable Promissory
Note in favor of the Lender, dated December 3, 2001, in the original principal amount of $150,000; and (ii) the Borrower's Negotiable Promissory Note in favor of the Lender, dated December 20, 2001, in the original principal amount of $300,000.

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                               I. Credit Facility


     1.1 Amount of Credit Facility. Subject to the terms and conditions set forth in this Agreement, the Lender shall make available to the Borrower a credit facility (the "Credit Facility") in an aggregate, principal amount up to, but not in excess of, One Million ($1,000,000) Dollars. The funds to be disbursed by Lender to the Borrower pursuant to this Agreement shall be disbursed, from time to time, in one or more advances (each such advance being referred to herein as an "Advance").


     1.2 Initial Advance. An initial Advance (the "Initial Advance"), in the amount of Three Hundred Thousand ($300,000) Dollars, shall be made at the Closing (as that term is hereinafter defined), by check of the Lender, subject to collection. The Initial Advance shall be repaid in twenty-four (24) monthly installments of principal, each in the amount of Twelve Thousand Five Hundred ($12,500) Dollars, commencing one (1) month after the date of the Initial Advance, together with interest thereon at a rate per annum equal to one (1%) percent above the prime rate of interest announced, by North Fork Bank, from time to time until such Initial Advance shall have been repaid in full (the "Interest Rate").


     1.3 Additional Advances. Provided no Event of Default (as said term is hereinafter defined) shall have then occurred and be continuing hereunder, and further provided that the Collateral Ratio (as said term is hereinafter defined) is then sufficient to support any such Additional Advance, the Lender shall, from time to time promptly after its receipt of written request therefore from the Borrower, be required to make additional Advances to the Borrower (each such additional Advance being referred to herein as an "Additional Advance"), all in accordance with the provisions of this Agreement. Each Additional Advance shall be: (i) in the minimum amount of $150,000; and (ii) repaid in equal monthly installments of principal, commencing one (1) month after the date of such Additional Advance, each in an amount necessary to amortize the entire amount of each such Additional Advance on or prior to January 22, 2004, together with interest thereon at the Interest Rate, it being specifically understood that the term of the loans to be made hereunder shall be no more than twenty-four (24) months from the date of this Agreement.


     1.4 Notes. Each Advance and the Borrower's obligation to repay the funds advanced pursuant thereto shall be evidenced by a promissory note in substantially the form of Exhibit B attached hereto (each such promissory note being referred to herein as a "Note" and, collectively, as the "Notes"). Each Note shall: (i) be dated as of the date of the Advance; (ii) be in the principal amount of the Advance; (iii) bear interest at the Interest Rate; (iv) be payable to the order of the Lender; and (v) be payable in accordance with the terms of this Agreement and the form of Note attached hereto as Exhibit B.


     1.5 Prepayment. Advances may be prepaid in whole or in part, at any time, without penalty or premium, provided that, at the time of any such prepayment, all amounts then due the Lender hereunder and/or under the Notes (including, but not limited to, late fees, past due interest, attorneys' fees and the like, if any) have been paid in full.


     1.6 Warrants. In partial consideration of the Lender making available, to the Borrower, the Credit Facility described herein, as well as: (i) posting,

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with the Bank, a $1 million  certificate of deposit, as partial security for the
Bank's loan to the Borrower; and (ii) causing Mr. Benito R. Fernandez to personally guaranty the repayment of such loan from the Bank, the Borrower, the Borrower, simultaneously with the Closing, shall grant to the Lender warrants to purchase up to 2,500,000 shares of the Borrower's Common Stock, all pursuant to, and in accordance with, the terms and provisions of the Warrant Certificate and Agreement annexed hereto as Exhibit C.


     1.7 Collateral. To secure the prompt payment and performance of any and all indebtedness, liabilities and obligations of the Borrower to the Lender under this Agreement, the Notes and/or the Pledge Agreement referred to herein, whether now existing or hereafter incurred, including any and all renewals, modifications and extensions thereof (collectively, the "Obligations"), the Borrower shall, simultaneously with the Closing, execute and deliver to the Lender and Guarantor a Pledge Agreement (the "Pledge Agreement"), in the form annexed hereto as Exhibit D, pursuant to which the Borrower grants to the Lender and Guarantor a continuing first security interest in: (i) all of the Franchisee Notes, including all extensions, renewals and substitutions thereof, and all monies now or hereafter payable thereunder; (ii) all rights of the Borrower of every kind, character and description with respect to the Franchisee Notes; and
(iii) all proceeds of all the foregoing (collectively, the "Collateral").


     1.8 Collateral Ratio. As used herein, the term, Collateral Ratio, shall, at any given time, mean the ratio of: (i) the principal balance of all remaining principal payments then due under each of those Franchisee Notes which are not then more than ninety (90) days past due; to (ii) the sum of One Million ($1,000,000) Dollars plus the principal amount, if any, then outstanding under the Borrower's Additional Loan from the Bank. In the event the Collateral Ratio shall, at any time: (i) be less than 1.75 to 1.0, the Borrower shall either pledge and assign to the Lender and Guarantor additional franchisee notes then not more than ninety (90) days delinquent (all pursuant to a pledge agreement similar in form to the Pledge Agreement) or make a partial prepayment on the Notes, so as to cause the Collateral Ratio to satisfy the requirements of this
Section 1.8; or (ii) be greater than 1.75 to 1.0, the Lender and Guarantor, promptly after receipt of written request therefore from the Borrower, shall return to the Borrower any such Franchisee Notes requested, by the Borrower, in any such written request.

     1.9 Facility Fee. As additional consideration to the Lender in providing to the Borrower the Credit Facility described herein, the Borrower shall additionally pay to the Lender, from time to time during the term of such Credit Facility, a facility fee (the "Facility Fee") equal to two (2%) percent per annum of the average daily principal balance of such portion of the total Credit Facility ($1,000,000.00) not then subject to Advances hereunder, such Facility Fee to be: (x) determined by Borrower as of the expiration of each month during the term of the Credit Facility (commencing February 22, 2002); and (y) paid by the Borrower to the Lender within three (3) business days thereafter.

     1.10 Interest Rate Differential Fee. In consideration of the Lender and/or Guarantor guaranteeing the Borrower's repayment, to the Bank, of the Additional Loan and, in connection therewith, posting, with the Bank, a certificate of deposit securing the same, the Borrower shall additionally pay to the Lender, from time to time until such Additional Loan has been repaid in full, an

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interest rate differential fee (the "Interest Rate  Differential  Fee") equal to the difference between the interest actually charged to the Borrower, from time to time, under the Bank's Additional Loan to the Borrower, and the interest which the Borrower would have otherwise been required to pay to the Bank had such interest been calculated at the Interest Rate, such Interest Rate Differential Fee to be: (x) determined by the Borrower as of the expiration of each month during the term of the Additional Loan; and (y) paid by the Borrower to the Lender within three (3) business days thereafter.

                              II. Franchisee Notes


     2.1 Collection of Franchisee Notes. Unless and until there shall have occurred and be continuing an Event of Default hereunder and/or under any one or more of the Notes, the Borrower: (i) shall be permitted to retain the originally executed Franchisee Notes; and (ii) at its sole cost and expense, shall be permitted to attempt to collect all payments presently due and/or that become due under the Franchisee Notes, using its ordinary and customary collection practices and procedures; provided, however, that the Borrower shall have no obligation to commence litigation, repossess or foreclose on any collateral or take any other legal action to collect on any of the Franchisee Notes. The Lender acknowledges that the Borrower cannot and does not guaranty the collectability of any of the Franchisee Notes. In the event the Borrower receives any payments on account of any of the Franchisee Notes after the occurrence and during the continuance of an Event of Default under this Agreement and/or a default (after any required notice and the expiration of any applicable cure and/or grace provision provided for therein) under any one or more of the Notes, it shall hold such payments, in trust, for the Lender and Guarantor and promptly deliver all such payments to the Lender and/or Guarantor, together with any necessary endorsements thereof. In addition, within ten (10) days after the occurrence of an Event of Default hereunder, the Borrower shall deliver to the Lender and Guarantor such originally executed copy of each such Franchisee Note.


     2.2 Reporting. Within fifteen (15) days after the expiration of each quarterly period prior to the Borrower's repayment, in full, of the Notes, the Borrower shall provide to the Lender a written report, in form and substance reasonably acceptable to the Lender, concerning the status of each Franchisee Note, containing such information as the Lender may reasonably require.


     2.3 Substitution of Franchisee Notes. In addition to the rights of the Borrower set forth in Section 1.8 hereof, the Borrower shall have the right, by written notice given to the Lender and Guarantor, to replace any Franchisee Note held by the Lender and Guarantor as Collateral under this Agreement with one or more substitute Franchisee Notes: (i) not then subject to a pledge and/or hypothecation; and (ii) then having an aggregate, outstanding principal balance equal to or greater than the Franchisee Note being replaced and otherwise acceptable to the Lender and Guarantor, which acceptance shall be in writing and shall not be unreasonably withheld and/or delayed.


     2.4 Notices of Default/Termination. A copy of all notices of default and notices of termination given by the Borrower to the maker (Franchisee) of any Franchisee Note then pledged to the Lender hereunder, shall be simultaneously forwarded by the Borrower to the Lender.




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                            III. Conditions Precedent

     The obligation of the Lender to advance funds pursuant to this Agreement is subject to the following conditions precedent (each of which may be waived, in whole or in part, by the Lender, in its sole and absolute discretion) which shall apply to each Advance:


     (a) Accuracy; No Default. All representations and warranties made by the Borrower to the Lender in this Agreement and in all other documents and instruments delivered by the Borrower in connection with this Agreement shall be true and correct, in all material respects, as of the date of the Advance. As of the date of each Advance, no condition or event shall exist which would constitute an Event of Default hereunder, or which, with notice or the passage of time or both, would constitute an Event of Default hereunder.


     (b) Closing Documents. The Lender shall have received, on or before the date of each Advance, all of the following, each dated (unless otherwise indicated) as of the date of such Advance, in form and substance reasonably satisfactory to the Lender:


     (i) Note. A Note in the form of Exhibit B attached hereto, completed in accordance with Section 1.4 and duly executed by the Borrower;


     (ii) Good Standing Certificate. A certificate of good standing of the Secretary of State of the State of New York as to the existence and good standing of the Borrower, dated as of a current date;


     (iii) Resolutions. Resolution of the Borrower's board of directors, certified by the Secretary of the Borrower, authorizing the execution and delivery of this Agreement by the Borrower and the performance by the Borrower of all of the transactions contemplated hereby;


     (iv) Incumbency Certificate. A certificate of incumbency, certified by the Secretary of the Borrower, certifying the names of the officers of the Borrower authorized to execute this Agreement and the Notes and Pledge Agreement on behalf of the Borrower, together with specimen signatures of each such officer;


     (v) Pledge Agreement. A Pledge Agreement in the form of Exhibit D annexed hereto, duly executed by the Borrower;


     (vi) Warrant Certificate. A Warrant Certificate and Agreement in the form annexed hereto as Exhibit C;

     (vii) Closing Certificate. A certificate of the Chief Executive Officer of the Borrower as to the accuracy of the matters described in paragraphs (a) and
(b) of this Section;

     (viii) Certificate of Incorporation/By-Laws. A copy of the Incorporation, as amended to date, and its Amended and Restated By-Laws, certified by the Company's Chief Executive Officer at being true, correct and complete; and

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

     (ix) Additional Documentation. Such additional approvals, certificates, opinions or documents as the Lender or its legal counsel may reasonably require.


                                   IV. Closing


     4.1 Closing. The closing shall take place on or about January 22, 2002, at the offices of the Lender's counsel, Patricia Blake, Esq., in Melville, New York, at which time all matters required by this Agreement to occur with respect to the Initial Advance shall take place (the "Closing"). The closing of each Additional Advance shall take place at the offices of the Lender within fifteen
(15) days after the Lender's receipt of written notice, from the Borrower, requesting any such Additional Advance, at which time or times all matters required by this Agreement to occur with respect to such Additional Advance shall take place.


                V. The Borrower's Representations and Warranties


     To induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender that:



     5.1 Corporate Existence. The Borrower: (a) is a corporation duly organized and existing in good standing under the laws of the State of New York; (b) has all requisite power and authority to own its properties and carry on its business as now being or as proposed to be conducted; (c) is qualified to conduct business in all jurisdictions in which the nature of its business or the location of its assets makes such qualification necessary, except where the failure to so qualify would, in all likelihood, reasonably be anticipated to have a material adverse effect on the business and/or financial condition (a "MAC Effect") of the Borrower and its subsidiaries, taken as a whole (collectively, the "Company"); and (d) has the requisite power and authority to execute and deliver this Agreement and perform all of its obligations hereunder and under each document and/or instrument executed and delivered by it pursuant hereto.


     5.2 Corporate Action; No Breach. The execution and delivery of this Agreement by the Borrower and the performance by the Borrower of its obligations hereunder have been duly authorized by all requisite action on the part of the Borrower and do not and will not: (a) violate or conflict with any provision of the Borrower's Certificate of Incorporation or by-laws; (b) conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any lien (except in favor of the Lender) upon any of the revenues or assets of the Borrower, pursuant to the provisions of any instrument, document or agreement to which the Borrower is a party or by which any of its property is bound; or (c) to the best of the Borrower's knowledge, violate any law, rule or regulation or any order, writ, injunction or decree of any court, governmental authority or arbitrator.

     5.3 Operation of Business. The Company possesses all licenses, permits, franchises, patents, copyrights, trademarks and tradenames and rights thereto, which are material to the conduct of its business as now conducted and as presently proposed to be conducted; and, to the best of its knowledge, the Borrower is not in violation of any valid rights of other persons with respect

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to any of the foregoing. To the best of the Borrower's knowledge, the Company is in compliance, in all material respects, with all laws, rules, regulations, orders and decrees applicable to the Borrower and its business and properties.


     5.4 Approvals. No authorization, approval or consent of, or registration with, any court, governmental authority or third party is or will be required in connection with the execution, delivery or, to the best of the Borrower's knowledge, the performance of this Agreement by the Borrower or the validity or enforceability hereof any of the Company's licenses, permits, franchises, patents, copyrights, trademarks, tradenames and/or rights thereto, or (ii)


     5.5 Litigation and Judgments. There is no action, suit or proceeding before any court, governmental authority or arbitrator pending or, to the knowledge of the Borrower, threatened against or affecting: (i) any of the Company's licenses, permits, franchisees, patents, copyrights, trademarks, tradenames and/or rights thereto; or (ii) the business, condition (financial or otherwise), operations, prospects or properties of the Company except, in each such case, for those which, in the aggregate, are not reasonably anticipated to result in a MAC Effect, or the ability of the Company to perform its obligations under this Agreement.


     5.6 Rights in Properties. The Company has good and indefeasible title to, or valid leasehold interests in, its properties and assets, real and personal, except for those which, in the aggregate, are not reasonably anticipated to result in a MAC Effect.


     5.7 Enforceability. This Agreement and the other documents executed by the Borrower in connection herewith constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity.


     5.8 Name, Principal Place of Business. The principal place of business of the Borrower and the place where the Borrower keeps its books and records is located at the address of the Borrower set forth on the signature page of this Agreement.


     5.9 Disclosure. No statement, information, report, representation or warranty made by the Borrower to the Lender in this Agreement, or furnished to the Lender in writing in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact or omits any material fact necessary to make the statements herein or therein not misleading.


     5.10 Taxes. The Company has filed all tax returns (federal, state and local) required to be filed, including all income, franchise, employment, property and sales taxes, and has paid all of its liabilities for taxes, assessments, governmental charges and other levies that are now due and payable, except if and to the extent the failure to file any such return and/or pay any such tax would not reasonably be anticipated to result in a MAC Effect; and the Borrower knows of no pending investigation of the Company by any taxing authority or of any pending but unassessed tax liability of the Company.

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     5.11 Statements by the Lender.  The Lender has made no  representations  or statements of material fact to the Company in connection with the obligations of the Borrower hereunder or in connection with the negotiation, execution or delivery of this Agreement or the consummation of the transactions herein contemplated, except as expressly set forth herein.


     5.12 No Default. No Event or Default has occurred and is continuing hereunder and no event which, with notice or the passage of time or both, would constitute an Event of Default hereunder, has occurred and is continuing.


     5.13 Collateral. The Borrower: (i) owns all of the Franchisee Notes free and clear of any liens, encumbrances, claims or interests of any kind whatsoever, except for the security interest of the Lender created by this Agreement and/or the Pledge Agreement; and (ii) is in possession and/or control of the originally executed copy of each such Franchisee Note. Each of the Franchisee Notes is genuine and in all respects what it purports to be; has been, to the best of the Borrower's knowledge, duly executed by all the parties whose signatures purport to appear thereon; and is a valid and binding obligation of each such party, fully enforceable in accordance with its written terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity. To the best of the Borrower's knowledge, none of the Franchisee Notes are subject to any defenses, offsets, counterclaims or adjustments of any kind. There are no agreements or understandings of any kind between the Borrower and the obligors under the Franchisee Notes regarding the Franchisee Notes except as set forth in those instruments.


                          VI. The Borrower's Covenants


     Until payment in full of all amounts due under this Agreement and the Notes, including any and all extensions thereof, and all other obligations of the Borrower to the Lender hereunder, the Borrower agrees that it will perform and observe all of the following covenants, unless the Lender otherwise consents in writing:


     6.1 Payment and Performance. The Borrower shall duly and punctually pay all principal and interest due under the Notes in accordance with the terms thereof and perform all of its other obligations under this Agreement.


     6.2  Financial  and Other  Information.  The Borrower  shall deliver to the
Lender: (i) within ten (10) days after the filing thereof with the U. S. Securities and Exchange Commission ("SEC"), any Form 8-K filed by it with the SEC; and (ii) within forty-five (45) days after the expiration of each quarterly period and within ninety (90) days after the expiration of each calendar year, a copy of the Company's consolidated financial statements.


     6.3 Books and Records. The Company shall maintain proper books and records of account in which full, true and correct entries shall be made, consistent with sound accounting practices, of all dealings and transactions in relation to the Company's business and activities.


     6.4 Conduct of Business. The Company shall conduct its business, as presently conducted, with good business practices and in accordance, in all material respects, with all laws and regulations and all orders and decrees of any court, governmental authority or arbitrator applicable to the Company or its

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property.  The  Company  shall  comply,  in  all  material  respects,  with  all agreements and instruments binding on it or its properties or business except if and to the extent the failure to do so would not reasonably be anticipated to result in a MAC Effect. The Company shall not change the general character of its business as conducted on the date of this Agreement or engage in any type of business not reasonably related to its business as normally conducted; provided, however, that the foregoing shall not prohibit the Borrower from causing to be sold substantially all of the assets and/or capital stock of the Borrower's partially owned subsidiary, Insight Laser Centers, Inc.


     6.5 Disposition of Assets. The Company shall not transfer, sell, lease, convey or otherwise dispose of any of its properties or assets necessary for use in connection with or incidental to the operation of its business, except in the ordinary course of its business; provided, however, that the foregoing shall not be deemed to prohibit or otherwise restrict the Company from encumbering any such asset and/or substantially all of its assets in the ordinary course of its business and/or from selling the assets of its partially owned subsidiary, Insight Laser Centers, Inc.


     6.6 Maintenance of Existence. The Borrower shall preserve and maintain its corporate existence and those leases, privileges, franchises, licenses, permits, qualifications and rights that are necessary in the ordinary conduct of its business, except to the extent that the failure to do so would not reasonably be anticipated to result in a MAC Effect.


     6.7 Use of Proceeds. The Borrower shall use the funds advanced by the Lender pursuant to this Agreement only for lawful business purposes.


     6.8 Collateral. The Company shall not create or permit any lien or encumbrance of any kind whatsoever on the Collateral, except for the security interest of the Lender and Guarantor granted pursuant to this Agreement and/or the Pledge Agreement; provided, however, that provided the Borrower is then in compliance with the provisions of Section 1.8 hereof, the foregoing shall not prohibit the Company from releasing any Franchisee or any other person obligated under any of the Franchisee Notes, or permitting any of the Franchisee Notes to be amended or modified in any way, or waiving or consenting to the departure from any of the terms of any of the Franchisee Notes.


     6.9 Compliance with Laws. Neither the Company, nor any person acting on its behalf (and pursuant to its authorization and/or instructions), shall take any action which might cause this Agreement or the transactions contemplated hereby to violate any laws, regulations or rules applicable to the Company, its business or its properties, and the Company will take all actions necessary to cause compliance with all laws, regulations and rules applicable to the Company, its business and its properties, except if and to the extent the failure to do so would not reasonably be anticipated to result in a MAC Effect.


     6.10 Corporate Changes.  The Borrower shall not: (i) dissolve or liquidate;
(ii) become a party to a merger or consolidation unless it is the surviving entity; or (iii) change its principal place of business or the place where it keeps its books and records, unless it shall have given the Lender ten (10) days' prior written notice thereof.


     6.11 Inspection Rights. The Borrower, on reasonable, advance written notice from the Lender, shall permit representatives of the Lender to examine and make abstracts and/or summaries of the books and records of, and visit and inspect the properties of, the Borrower at any reasonable time and from time to time, and to discuss the business, operations and financial condition of the Borrower with its officers and employees and with its independent certified public accountants; provided, however, and on the condition that, any such representative first executes and delivers to the Borrower a confidentiality agreement, in the form annexed hereto as Exhibit E.


     6.12 Taxes. The Company shall pay or discharge, at or before maturity or before becoming delinquent, all taxes, levies, assessments and other governmental charges imposed on it or its business operations, including, without limiting the scope of this provision, income, franchise, sales, use, real and personal property and employment taxes, unless: (i) the failure to do so would not reasonably be anticipated to result in a MAC Effect; or (ii) the amount or validity thereof is being contested in good faith by proper proceedings being diligently pursued; (iii) adequate reserves therefor have been established; and (iv) such proceedings do not subject the Lender to any penalty or liability or involve any material risk of the sale, forfeiture or loss of any material portion of the Collateral.


     6.13 Transactions with Affiliates. The Borrower shall not enter into any transaction with any affiliate of the Borrower, except in the ordinary course of, and pursuant to the reasonable requirements of, the Borrower's business and upon fair and reasonable terms.


     6.14 Further Assurances. The Borrower shall take such additional actions and execute and deliver such further instruments as may be reasonably requested by the Lender, from time to time, to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby and to preserve and perfect the liens and security interests of the Lender in the Collateral.


                                  VII. Default


     7.1 Events of Default. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:


     (a) The Borrower shall intentionally fail to pay any amount to become due under the terms of any of the Notes and/or this Agreement within seven (7) days after the same becomes due and payable, it being specifically understood and agreed that in the event the Borrower shall, within five (5) days after the same shall become due and payable hereunder and/or under the Notes, forward to the Lender a check in payment of any such amount, but such check shall not be delivered to the Lender on or before the expiration of said seven (7) day period, the same shall not constitute an Event of Default hereunder;


     (b) The Borrower shall fail to perform, keep, abide by, observe or comply with any of the terms, covenants, conditions, agreements or obligations of the Borrower contained in this Agreement (including, but not limited to, the failure of the Borrower to maintain the Collateral Ratio then required pursuant to
Section 1.8 hereof) or any of the documents or instruments executed by the Borrower and delivered to the Lender in connection herewith (including, but not limited to, the Notes and/or the other Exhibits annexed hereto) and such failure shall remain uncured for a period in excess of thirty (30) days after the Borrower's receipt of written notice thereof; provided, however, that if such default is of a nature whereby it cannot be cured within said thirty (30) day period, it shall not constitute an Event of Default hereunder provided the Borrower commences to cure such default within said thirty (30) day period and thereafter diligently pursues the same to completion;


     (c) The Borrower shall: (i) dissolve and/or cease doing business as a going concern; or (ii) merge or consolidate with or into another entity;


     (d) The Borrower shall: (i) apply for or consent to the appointment of a receiver, custodian, trustee, liquidator or similar official for itself or all or a substantial part of its property; (ii) make a general assignment for the benefit of creditors; (iii) file a petition or answer seeking liquidation, reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization or insolvency laws; (iv) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; (v) become the subject of an order for relief under any bankruptcy, reorganization or insolvency proceeding which shall continue unstayed and in effect for a period in excess of thirty (30) days; or (vi) have an order, judgment or decree entered by any court of competent jurisdiction or other competent authority approving a petition appointing a receiver, custodian, trustee, liquidator or similar official for the Borrower of all or a substantial part of its property, and such order, judgment or decree shall continue unstayed and in effect for a period in excess of thirty (30) days;

     (e) This Agreement, any of the Notes or any other documents delivered to the Lender pursuant to this Agreement or in connection herewith shall, for any reason, cease to be in full force and effect, or shall be declared null or unenforceable, in whole or in material part, or the validity or enforceability thereof shall be challenged or denied by any party thereto, other than a Franchisee/maker of the Franchisee Notes (provided, however, that an action initiated by the Borrower to enforce its rights hereunder shall not be deemed to be an Event of Default hereunder);

     (f) The Borrower shall be unable and/or lack the legal capacity to conduct business in the State of New York;

     (g) Any written representation or statement made by the Borrower to the Lender in connection herewith shall fail to be true and complete, in all material respects, as and of the date so made by the Borrower; or


     (h) In the event North Fork Bank (the "Bank") shall demand repayment of all amounts then due it by the Borrower under that certain Term Note, dated the date hereof, made the Borrower in favor of the Bank, in the original principal amount of $1,000,000, as a result of the occurrence of an Event of Default under (and as said term is defined in) such Term Note.


     7.2 Remedies Upon Default. (a) If an Event of Default shall occur and be continuing, the Lender, at its option, may, without notice: (i) terminate the Credit Facility; (ii) declare all payments hereunder or under any or all of the Notes and any other liabilities of the Borrower to the Lender to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest or other notice of any kind, all of which the Borrower hereby expressly waives, anything contained herein or in any other document to the contrary notwithstanding; (iii) reduce any claim to judgment;
(iv) set off and apply against the Obligations of the Borrower any and all funds at any time credited or held by the Lender or any affiliate of the Lender or owing from the Lender or any of its affiliates to the Borrower, whether or not said Obligations are then due; and (v) pursue and enforce any of the Lender's and/or Guarantor's rights and remedies under this Agreement, the Notes and/or the Pledge Agreement and to execute any and all instruments and documents which the Lender, at any time and from time to time, reasonably deems necessary or advisable to accomplish the purposes of this Agreement.

     (b) The Lender shall be under no duty to exercise or withhold the exercise of any rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Lender, nor any person designated by the Lender, shall be liable for any act or omission or for any error of judgment or any mistake of fact or law; and neither the Lender nor Guarantor shall be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any lien given to secure the Collateral.

     (c) It is specifically understood and agreed that the acceptance, by the Lender from the Borrower, of any payments made by the Borrower hereunder and/or under any of the Notes from and after the occurrence and during the continuance of an Event of Default hereunder, shall in no way prejudice any action or proceeding initiated by the Lender to enforce its rights hereunder, and the Lender's acceptance of any such payment shall not be deemed to be a waiver of the Lender's absolute right to continue any such action or legal proceeding against the Borrower as a result thereof.


     7.4  Performance  by the  Lender.  If the  Borrower  fails to  perform  any agreement contained herein, the Lender may, but shall have no obligation to, perform, or cause performance of, such agreement or obligation, and the reasonable, out-of-pocket expenses of the Lender incurred in connection therewith shall be payable by the Borrower pursuant to Section 8.4 hereof, and shall be fully secured hereby.


                               VIII. Miscellaneous

     8.1 Indemnification. (a) The Borrower shall indemnify the Lender and its officers, directors, employees, attorneys and agents from, and shall hold each of them harmless from and against, any and all losses, liabilities, claims, damages, costs and expenses (including the reasonable fees and expenses of its legal counsel; hereinafter collectively referred to as "Losses"), to which any of them may become subject, which directly or indirectly arise from or relate to this Agreement or any of the transactions contemplated hereby, or the enforcement, by the Lender, of its rights hereunder, or from any third-party investigation, litigation or other proceeding including, without limitation, any threatened investigation, litigation or other proceeding relating to any of the foregoing, excluding, however, any losses, liabilities, claims, damages, costs and expenses which arise from the gross negligence or willful misconduct of the Lender or its officers, directors, employees, attorneys and/or agents. The obligations of the Borrower under this Section shall survive the repayment of all Obligations and the termination hereof.


     (b) In addition to the foregoing, the Borrower shall indemnify the Lender and its officers, directors, employees, attorneys and agents (including, but not limited to, the Guarantor), and shall hold each of them harmless from and against, any and all Losses to which any of them may become subject, which directly and/or indirectly arise from, or relate to, the Borrower's failure to timely observe and/or comply with any of its liabilities and/or obligations under and/or pertaining to the Bank's Additional Loan to the Borrower. The obligation of the Borrower under the Section shall survive the repayment of all Obligations and the termination hereof.


     8.2 Survival. All agreements, representations and warranties contained herein or made in writing by or on behalf of the parties hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of the Agreement, and any investigation at any time made by any such party, and the delivery of any document pursuant to this Agreement, and any sale or assignment or other disposition by the Lender of this Agreement, the Notes or any other document delivered to the Lender pursuant to this Agreement. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower pursuant hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the Borrower hereunder.


     8.3 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement and the other documents executed in connection herewith are cumulative and not exclusive of any other rights or remedies provided by law.


     8.4 Expenses of the Lender. The Borrower shall reimburse the Lender for all of its out-of-pocket expenses, including the reasonable fees and expenses of its legal counsel, incurred in the enforcement or preservation of the Lender's rights under this Agreement. All such expenses shall be paid promptly upon written request by the Lender (accompanied by reasonable substantiation and/or documentation thereof), and shall be fully secured hereby.


     8.5 Notices. All notices and other communications provided for in this Agreement shall be given in writing and mailed by certified mail, return receipt requested, or personally delivered (including deliveries by express, overnight courier service) to the intended recipient at the address of such party set forth on the signature page of this Agreement, to the attention of such party's Chief Financial Officer and, in the case of the Borrower, with a copy to the attention of its General Counsel. Any such notice or other communication shall be deemed to have been given on the day it is personally delivered as aforesaid or three (3) days after mailing. Any party may change its address for the purposes of this Agreement by giving notice of such change to the other party pursuant to this Section.


     8.6 Relationship of the Parties. For purposes of this Agreement, only, the relationship between the Borrower and the Lender shall be solely that of debtor and creditor, the Lender having no fiduciary or other special relationship with the Borrower for purposes hereof; and nothing in this Agreement shall be construed as to deem the relationship between the Borrower and the Lender to be other than that of debtor and creditor.


     8.7 Severability. In the event any provision of this Agreement or any of the instruments or documents executed and delivered by either party pursuant hereto is held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall not impair or invalidate the remainder of this Agreement, and the effect thereof shall be confined to the provision held to be invalid or unenforceable.


     8.8 Entire Agreement; Amendments. This Agreement and the other instruments and documents executed and delivered by the parties pursuant to this Agreement embody the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings; and such documents may be amended only by an instrument, executed in writing by an authorized officer of the party against whom such amendment is sought to be enforced. All exhibits referred to in, and attached to, this Agreement are incorporated herein by reference and shall, for all purposes, be a part of this Agreement.


     8.9 Construction. The Borrower and the Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and all of the other documents and instruments to be executed in connection herewith with its legal counsel and that this Agreement and all other documents and instruments to be executed in connection herewith shall be construed as if jointly drafted by the Borrower and the Lender.


     8.10 Parties Bound. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and/or assigns. The Borrower may not, without the prior written consent of the Lender, assign any rights, powers, duties or obligations hereunder; the Lender may, at any time, assign any or all of its rights under this Agreement or under any of the Notes and/or the Pledge Agreement.


     8.11 APPLICABLE LAW. THIS AGREEMENT IS BEING DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK, AND THE SUBSTANTIVE LAWS OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND ALL TRANSACTIONS CONTEMPLATED HEREBY.


     8.12 APPLICABLE LAW, ETC. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY: (i) WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY DOCUMENT DELIVERED HEREUNDER; AND (ii) IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE NEW YORK STATE SUPREME COURT SITTING IN NASSAU COUNTY, NEW YORK, OR THE FEDERAL COURT FOR THE EASTERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY SUCH DOCUMENT DELIVERED HEREUNDER.





         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above.


                                             EMERGING VISION, INC.
                                             100 Quentin Roosevelt Boulevard
                                             Garden City, New York 11530


                                             By:_______________________________
                                                Robert Hillman, President


                                             HORIZON INVESTORS CORP.
                                             2830 Pitkin Avenue
                                             Brooklyn, New York 11208


                                             By:_______________________________
                                                Benito R. Fernandez, President

                           NEGOTIABLE PROMISSORY NOTE


$__________                                              Garden City, New York
                                                         _____________ , 200__

     FOR VALUE RECEIVED, EMERGING VISION, INC., a New York corporation having an office at 100 Quentin Roosevelt Boulevard, Garden City, New York 11530 (the "Maker"), promises to pay to the order of HORIZON INVESTORS CORP., a New York corporation having an office at 2830 Pitkin Avenue, Brooklyn, New York 11208 (the "PAYEE"), its successors and/or assigns, the principal sum of _______________ and 00/100 ($________) Dollars, said sum being admittedly due and owing by Maker to PAYEE without offset, defense or counterclaim, together with interest, to be computed thereon at a rate per annum equal to one (1%) percent above the prime rate of interest announced, by North Fork Bank, from time to time until the entire principal balance hereof shall be repaid in full.

     Principal and interest shall be payable hereunder as follows:

     (i)___________( ) consecutive, monthly installments of principal, each in the amount of ____________________ and ____/100 ($_________) Dollars, commencing on _________ 200_, with like successive installments on the same day of each month thereafter, together with interest thereon, to be computed at the rate per annum specified hereinabove, through and including December ___, 2003; and

     (ii)A final payment equal to the entire remaining unpaid principal balance hereof, together with all accrued and unpaid interest thereon, on January ______, 2004.


     This Note is subject to the following additional terms.

     1. Reference to Loan Agreement/Collateral.

     This Promissory Note is secured by certain collateral as more specifically described and referred to in that certain Loan Agreement, dated January ___, 2002, between the Maker and Payee (the "Loan Agreement"). Reference is also made to the Loan Agreement for a statement of certain rights of the PAYEE following an Event of Default (as that term is defined in the Loan Agreement) thereunder.



                                   EXHIBIT B

     2. Prepayment - Application of Payment.

     This Note may be prepaid without penalty, in whole or in part, at any time.

     All payments hereunder shall first be applied to any interest and/or late fees which shall have accrued, but shall not have been paid, hereunder at the time at which such payment is made, and the balance of such payment shall be applied to reduce the then outstanding principal balance hereof, in the inverse order of maturity.

     Nothing contained in this Note, or in any other agreement between the Maker and PAYEE, requires the Maker to pay, or PAYEE to accept, interest in an amount which would subject PAYEE to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under the laws of the State of New York. Should PAYEE receive any payment on this Note which is or would be in excess of that permitted to be charged under said laws, such payment shall have been, and shall be deemed to have been, made in error and shall automatically be applied to reduce the principal indebtedness outstanding on this Note.


     3. Place of Payment; Waiver of Defenses and Notices.

     All payments hereunder shall be payable at the offices of PAYEE, 2830 Pitkin Avenue, Brooklyn, New York 11208, or at such other place as PAYEE may from time to time designate pursuant to Section 6 hereof, or at such other place as may be agreed upon by the parties.

     This Note is payable by Maker without deduction by reason of set-off or counterclaim or any defense whatsoever (except payment).

     The Maker hereby waives demand for payment, notice of dishonor and protest, and notice of protest or any other notice of any kind.


     4. Default; Remedies.

     In the event of:

     (i) the nonpayment of any installment of principal or interest when due on this Note, or on any other promissory note given by the Maker to PAYEE, its subsidiaries or affiliates, and such nonpayment continues for a period of five
(5) days following the day written notice of such nonpayment has been given to the Maker; or

     (ii) if an Event of Default shall occur and be continuing under (and as defined in Section 7.1 of) the Loan Agreement;

then, on the happening of any such event, any remaining unpaid installments and all liability of the Maker under this Note, at the option of PAYEE, shall become due and payable immediately upon the giving of written notice thereof by PAYEE to the Maker. The failure to assert this right shall not be deemed a waiver thereof.


     Upon default, stated or accelerated, interest shall accrue at the maximum rate permitted by law, but this provision shall not be deemed to constitute an extension of time for payment of the principal balance due hereunder.

     If this Note is not paid in full in accordance with its terms, the Maker agrees to pay all costs and expenses of collection, including reasonable attorneys' fees and expenses.


     5. Amendments.

     This Note may not be changed or terminated orally, but only by an agreement, in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


     6. Notices.

     All notices, requests or other communications required hereunder shall be in writing and shall be deemed to have been duly given or made if delivered personally or by courier service which obtains a signed receipt upon delivery, or if mailed by United States certified mail, postage prepaid, return receipt requested, to the parties at the respective addresses first above written, or at such other addresses as shall be specified in writing by either of the parties to the other in accordance with the terms and conditions of this Section. Notices shall be deemed effective, if delivered personally or by courier service, on the date delivered or, if mailed in accordance herewith, three (3) days after the date of such mailing.


     7. Late Fees.

     In the event of a late payment by the Maker, PAYEE may collect from the Makers a late charge not to exceed five (5(cent)) cents per each dollar of payment due hereunder and not paid within ten (10) days after the due date hereof, as liquidated damages for PAYEE'S extra expense involved in handling such delinquent payment. Acceptance by PAYEE of any late payment, together with such late charge, is at the option of PAYEE and shall not constitute an extension of time for the making of such payment.

     8. Successors and Assigns.

     PAYEE may, upon written notice thereof to the Maker, assign this Note and the right to receive the payments evidenced hereby to any other person or entity, which assignment may be made on such terms and conditions as PAYEE shall consider appropriate, in its sole and absolute discretion. The terms and provisions of this Note shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and/or assigns.

     9. Nonwaiver.

     No failure by PAYEE or any subsequent holder hereof to insist upon exact compliance with the terms of this Note shall be deemed or construed as a waiver by such party of the right to require exact compliance with each and every duty and obligation herein contained in the future.


     10. Applicable Law and Jurisdiction.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PRINCIPLES RELATING TO CONFLICT OF LAWS. THE PARTIES HERETO: (i) CONSENT THAT ANY LEGAL OR EQUITY PROCEEDING BROUGHT IN CONNECTION WITH OR ARISING OUT OF ANY MATTER RELATING TO THIS NOTE, SHALL BE INSTITUTED ONLY IN A FEDERAL OR STATE COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF NEW YORK, COUNTY OF NASSAU; AND (ii) WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF AND/OR RELATED TO THIS NOTE. THE MAKER HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION, IN ANY SUCH MATTER, OF THE COURTS OF THE STATE OF NEW YORK AND WAIVES ANY OBJECTION IT MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF SUCH COURTS.

     11. Joint and Several Liability. In the event that more than one person shall execute this Note, the liability of each hereunder shall be joint and several.


     IN WITNESS WHEREOF, the Maker has executed this Note on the day and year first above written.

                                             EMERGING VISION, INC.
                                             By: ______________________________
                                                 Robert Hillman, President

     The securities represented by this Certificate (including the Warrant Shares described below) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities have been acquired for investment purposes only and not with a view to distribution, and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for such securities under the Securities Act or unless, in the opinion of counsel for the holder of this Certificate, such transaction is exempt from the registration requirements of the Securities Act.


                              Emerging Vision, Inc.

                        WARRANT CERTIFICATE AND AGREEMENT


                          Dated as of January 23, 2002


                        Warrants to Purchase Common Stock


     Emerging Vision, Inc., a New York corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Horizon Investors Corp., a New York corporation, (the "Investor"), or its registered assigns, is the registered owner of 2,500,000 warrants (each, a "Warrant" and, collectively, the "Warrants"), each of which will entitle the registered holder thereof, at any time after the applicable, respective Vesting Dates set forth in Section 4(a) hereof, to purchase one share, as adjusted from time to time as provided for herein, of the Common Stock of the Company (each such purchased share being a "Warrant Share" and all such shares being the "Warrant Shares"), at the exercise price of $ .01 per share (as adjusted from time to time as provided herein, the "Exercise Price") on or before January 22, 2007 (the "Expiration Date"), all subject to the following terms and conditions:


     SECTION 1. Certain Definitions. As used in this Warrant Certificate, the following terms have the respective meanings set forth below:

     "Affiliate" of any Person or entity means any other Person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such Person or entity, any member of the immediate family of such Person, or any officer, director, employee, agent or authorized representative of such entity.


                                    EXHIBIT C

     "Common Stock" shall mean shares of the Common Stock of the Company, par value $.01 per share.

     "Date of Exercise" of any Warrant shall mean the date on which the Company shall have received both: (i) the original of this Warrant Certificate, with the Form of Election to Purchase attached hereto, appropriately filled in and duly signed; and (ii) payment of the Exercise Price for such Warrant, either in cash or pursuant to the provisions of Section 4(e) hereof.

     "Form of Assignment" shall mean the form of Assignment of Warrant attached to this Warrant Certificate.

     "Form of Election to Purchase" shall mean the form of Election to Purchase attached to this Warrant Certificate.

     "Market Price", as of any date, shall be deemed to be the last reported sale price or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case, as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by Nasdaq or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the NASD through Nasdaq or any similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information then available to it. Should the Market Price be determined by the Board of Directors of the Company pursuant to the last clause of the previous sentence, such determination shall, absent manifest error, be binding upon the holder of the Warrants.

     "Person" shall mean an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, or a government or any department or agency thereof, or any other entity.

     "Vesting Date" shall have the meaning set forth in Section 4(a) hereof.

     "Warrant Certificate" shall mean this Warrant Certificate and Agreement including all Exhibits and Attachments hereto.



     SECTION 2. Registration.

     (a) Registration on Company's Records. The Company shall register each Warrant upon records to be maintained by the Company for that purpose in the name of the record holder of such Warrant from time to time. Subject to the provisions of Section 3 hereof, the Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof, any distribution to the holder thereof and for all other purposes.

     (b) Notation on Warrant Shares. Unless and until registered by the Company under the Act, the Warrant Shares issued upon the exercise of the Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER, AND ARE RESTRICTED SECURITIES WITHIN THE MEANING OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THERREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE ISSUER THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS."

     (c) Agreement to Register Warrant Shares. As a material inducement to the Investor reference in acquiring the Warrants, the Company hereby agrees to use its reasonable, good faith efforts to register the Warrant Shares under the Securities Act pursuant to, and in accordance with, the provisions of Exhibit A annexed hereto and incorporated herein by


     SECTION 3. Transfers and Exchanges of Warrants and Warrant Shares.

     (a) Registration of Transfers and Exchanges. Subject to: (i) the provisions of the last sentence of Section 3(c) below; and (ii) the Company's prior receipt of an opinion of counsel (in form and substance reasonably satisfactory to it) indicating that such transfer is permitted under the Securities Act and/or any other applicable state securities laws, the Company shall register the transfer of any Warrants upon records to be maintained by the Company for that purpose upon surrender of the original of this Warrant Certificate, with the Form of Assignment attached hereto, duly filled in and signed, to the Company at the office specified in or pursuant to Section 4(d) hereof. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee and a new Warrant Certificate, in similar form, evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered holder thereof.

     (b) Warrants Exchangeable for Different Denominations. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company specified in or pursuant to Section 4(d) hereof, for one or more new Warrant Certificates, each in substantially the form of this Warrant Certificate, evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

     (c)  Transferability.  Subject to the first sentence of Section 3(a) above, the last sentence of this Section 3(c) and to restrictions contained in the Securities Act and any applicable state securities or "blue sky" laws, each Warrant represented by this Warrant Certificate is transferrable, in whole or in part, at the option of the holder hereof, when this Warrant Certificate is surrendered, together with the Form of Assignment attached hereto, duly filled in and signed, at the offices of the Company specified in or pursuant to Section 4(d) hereof. Upon such surrender, the Company shall issue new Warrant Certificate(s) pursuant to Section 3(a) hereof. Notwithstanding the foregoing, no Warrant may be transferred by the Investor, other than to its Affiliates, each of whom will be thereafter restricted (prohibited) from further transferring the same.


     SECTION 4. Vesting, Duration and Exercise of Warrants.

     (a) Vesting Requirements. Notwithstanding anything to the contrary contained herein, the Warrants may be exercised only after they have vested in accordance with the provisions of this Section 4(a), it being understood that the Warrants shall vest as follows (each hereinafter referred to as a "Vesting Date"):

     (i) Warrants to purchase 1,750,000 shares of Common Stock shall vest on the date hereof;

     (ii) Warrants to purchase an additional 250,000 shares of Common Stock shall vest on April 22, 2002, provided, and on the condition that, as of such date, there is then due and owing to either: (x) Northfork Bank (the "Bank") any amounts advanced by the Bank to the Company pursuant to that certain Promissory Note, dated the date hereof, between the Bank and the Company (the "Note"); or
(y) to the Investor any amounts advanced by the Investor to the Company pursuant to that certain Loan Agreement, dated the date hereof, between the Investor to the Company (the "Loan Agreement")

     (iii) Warrants to purchase an additional 250,000 shares of Common Stock shall vest on July 22, 2002, provided, and on the condition that, as of such date, there is then due and owing to either: (x) the Bank any amounts advanced by the Bank to the Company pursuant to the Note; or (y) the Investor any amounts advanced by the Investor to the Company pursuant to the Loan Agreement; and

     (iv) Warrants to purchase an additional 250,000 shares of Common Stock shall vest on October 22, 2002, provided, and on the condition that, as of such date, there is then due and owing to the Bank any amounts advanced by the Bank to the Company pursuant to the Loan Agreement; and

     (v) Any Warrants which have failed to vest as of any of the Vesting Dates set forth hereinabove, together with any additional Warrants which could have otherwise vested thereafter, shall automatically be and become void and of no further value, force and/or effect.

     (b) Exercise. Subject to the provisions of Section 4(a) hereof, each of the warrants shall be exercisable by the registered holder thereof on any business day before 5:00 P.M., Eastern Standard Time, on or prior to the Expiration Date. At 5:00 P.M., Eastern Standard Time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value, force and/or effect.

     (c) Subject to the provisions of this Warrant Certificate, including: (i) the provisions of Section 4(a) hereof; and (ii) the adjustment to the number of Warrant Shares issuable on the exercise of each Warrant and to the Exercise Price thereof, all pursuant to Section 8 hereof, the holder of each Warrant, on or prior to the Expiration Date, shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant), at the Exercise Price, one fully paid Warrant Share which is non-assessable.

     (d) Upon surrender of this Warrant Certificate, with the Form of Election to Purchase duly filled in and signed, to the Company at its offices at 100 Quentin Roosevelt Boulevard, Garden City, New York 11530 (to the attention of its Secretary, with a copy to the attention of its General Counsel), or at such other address as the Company may specify in writing to the then registered holder(s) of the Warrants, and payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon the exercise of the Warrants being exercised, in lawful money of the United States of America, all as specified by the holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly cause to be issued and delivered to, or upon the written order of, the registered holder of such Warrants, and in such name or names as such registered holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any Person so designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

     (e) In addition to the method of payment set forth in Section 4(d) above, and in lieu of any cash payment required thereunder, the holder(s) of the Warrants shall have the right, at any time and from time to time (subject to such holder(s) then having Warrants to purchase a sufficient number of shares of Common Stock as to allow for the payment as provided for hereinbelow), to exercise the Warrants (in a broker assisted, cashless exercise transaction or by such other method as may then be reasonably acceptable to the Company), in full or in part, by surrendering this Warrant Certificate, in the manner specified in
Section 4(d) above, as payment of the aggregate Exercise Price for the number of Warrants then being exercised by such holder. The number of Warrants to be surrendered in payment of the aggregate Exercise Price for the number of Warrants then being exercised by such holder shall be determined by multiplying the number of Warrants to be exercised by the Exercise Price, and then dividing the product thereof by an amount equal to the Market Price per share of Common Stock. Solely for the purposes of this Section 3(e), Market Price shall be either: (i) the Market Price on the date on which the Form of Election attached hereto is deemed to have been sent to the Company pursuant to the provisions of

Section 11 hereof (the "Notice Date"); or (ii) the average of the Market Price for each of the five trading days preceding the Notice Date, whichever of (i) or
(ii) is greater.

     (f) The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or for a portion thereof, from time to time after the applicable Vesting Date, for the number of Warrants evidenced by this Warrant Certificate. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate, in substantially the same form as this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

     SECTION 5. Payment of Taxes. The Company will pay all transfer and stock issuance taxes attributable to the initial issuance, only, of the Warrants and/or the Warrant Shares, or the initial issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of Warrants, provided that the Company shall not be obligated to pay any taxes due or payable as a result of the transfer, by the holder, of any Warrants or Warrant Shares.

     SECTION 6. Mutilated or Missing Warrant Certificate. If this Warrant Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder of the Warrants, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate, in substantially the same form as this Warrant Certificate, of like tenor and representing the equivalent number of Warrants, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and, if requested by the Company, an indemnity also satisfactory to it.

     SECTION 7. Reservation and Issuance of Warrant Shares. (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Warrant Shares deliverable upon the exercise of the Warrants. The Company will not, however, be required to cause any of the Warrant Shares to be listed (upon issuance or notice of issuance) on any stock exchange.

     (b) Before  taking any action which could cause an  adjustment  pursuant to
Section 8 hereof reducing the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will use its reasonable, good faith efforts to take any corporate action which may be necessary in order that the Company may validly and legally issue, at the Exercise Price as so adjusted, Warrant Shares that are fully paid and non-assessable.

     (c) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Certificate, be: (i) duly authorized, fully paid and nonassessable; (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests created by the Company; and (iii) subject only to the restrictions on transfer contained in the Securities Act, applicable state securities or "blue sky" laws and Section 3(c) hereof, freely transferrable.

     SECTION 8. Adjustments of Exercise Price and Number of Warrant Shares Deliverable.


     8.1 The number of Warrant Shares purchaseable upon the exercise of the Warrants and the Exercise Price with respect to such Warrant Shares shall be subject to adjustment as follows:

     (a) In case the Company shall: (i) subdivide its outstanding shares of Common Stock through stock split or otherwise; or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number and/or nature of Warrant Shares purchasable upon the exercise of the Warrants immediately prior thereto shall be adjusted so that the holder of this Warrant Certificate shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this subparagraph (a) shall become effective retroactively as of the record date of such event.

     (b) In the case of any reclassification, capital reorganization or change in the Common Stock (other than as a result of a subdivision or combination as provided for in Subsection 8.1(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant Certificate, so that such holder shall have the right, at any time prior to the Expiration Date of the Warrants, to purchase, at a total price equal to that payable upon the exercise of this Warrant Certificate, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the holder hereof immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interests of such holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon the exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate purchase price shall remain the same. Any adjustment made pursuant to this subparagraph (b) shall become effective retroactively as of the record date of such event.

     (c) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrants is adjusted, as provided for in this Section 8.1, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

     (d) When any adjustment is required to be made in the number or kind of shares purchasable upon the exercise of the Warrants, or in the Exercise Price thereof, the Company shall promptly notify the holder (of this Warrant Certificate) of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants.

     8.2 No adjustment in the number of Warrant Shares purchasable under this Warrant Certificate or in the Exercise Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of the Warrants, or in the Exercise Price thereof; provided, however, that any adjustments which, by reason of this Section 8.2, are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Exercise Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be.

     SECTION 9. No Stock Rights. No holder of this Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise of any Warrants shall have occurred.

     SECTION 10. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon the exercise of Warrants or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the then holder of this Warrant Certificate (as of the Date of Exercise) an amount in cash equal to the same fraction of the Market Value of the shares of Common Stock calculated with respect to such Date of Exercise.

     SECTION 11. Notices. All notices, requests, demands and other communications relating to this Warrant Certificate shall be in writing, and shall be forwarded by first class mail, return receipt requested, postage prepaid, or by personal delivery (including deliveries by express, overnight courier service) addressed: (a) if to the registered holder hereof, to it/him/her at the address furnished by the registered holder to the Company; and
(b) if to the Company, to it at 100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530; Attention: Secretary of the Company (with a copy to be simultaneously forwarded to the attention of the Company's General Counsel) or to such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, three days after placement into the mails (first class, postage prepaid), and in the case of personal delivery, on the same day as receipt is confirmed.

     SECTION 12. Binding Effect. This Warrant Certificate shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and/or assigns, and the registered holder or holders from time to time of the Warrants and the Warrant Shares, and each of their respective successors and/or assigns.

     SECTION 13. Survival of Rights and Duties. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M., Eastern Standard Time, on the Expiration Date or the date on which all of the Warrants have been exercised, except that the provisions of Section 2 and
Section 3 shall continue in full force and effect after such termination date.

     SECTION 14. Governing Law. This Warrant Certificate shall be construed in accordance with, and governed by the internal laws of, the State of New York (i.e., without regard to its conflicts of law rules).

     SECTION 15. Counterparts. This Warrant Certificate may be executed in two or more counterparts each of which, when taken together, shall constitute one and the same instrument.






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                                      -35-

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its officer thereunto duly authorized as of the date hereof.




                                               EMERGING VISION, INC.,
                                               a New York corporation


                                               By:  ___________________________
                                                     Robert Hillman, President



Accepted and agreed to this 23th day of January, 2002.



HORIZON INVESTORS CORP.



By:  ____________________________
     Name:  Benito R. Fernandez
     Title: President

                          FORM OF ELECTION TO PURCHASE


     (To Be Executed by the holder of Warrants if such holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)


To Emerging Vision, Inc.:

     The undersigned hereby irrevocably elects to exercise _____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, ___________________ full shares of Common Stock issuable upon exercise of said Warrants, hereby delivers to the Company a check, in the amount of $_________ (as provided for in the foregoing Warrant Certificate) and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

     The undersigned requests that certificates for such shares be issued in the name of


                                              PLEASE INSERT SOCIAL SECURITY
                                              OR TAX IDENTIFICATION NUMBER


-------------------------------               ------------------------------
(Please print name and address)               ______________________________

-----------------------------------------------------------------

     If the total said number of Warrants shall not be all of the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to

-----------------------------------------------------------------
                         (Please print name and address)
-----------------------------------------------------------------

         Name of holder
         of Warrant (Print):        ________________________________________
         (By:)                      ________________________________________
         (Title:)                   ________________________________________


Dated:   ______________, 20__

                               FORM OF ASSIGNMENT


     FOR  VALUE  RECEIVED,   ___________________________________  hereby  sells,
assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set forth opposite the name of such assignee below, and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon the exercise of said
Warrants:


Name of Assignee                    Address                  Number of Warrants
----------------                    -------                  ------------------





     If the total number of said Warrants shall not be all of the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                     Name of
                     holder of Warrant (Print): ____________________________
                     (By:)                      ____________________________
                     (Title:)                   ____________________________




Dated: _________________, 20__

                                    Exhibit A


     1. The Company hereby agrees to: (i) use its reasonable, good faith efforts to prepare for filing and file with the Securities and Exchange Commission ("SEC") under the Securities Act, on or before the expiration of the sixty (60) day period immediately following the issuance of the Warrants to the Investor, a registration statement on Form S-1 or Form S-2 or, if such Form S-1 or S-2 is unavailable, on any other appropriate form (the "Registration Statement"), for the purpose of registering for resale with the SEC, on behalf of the Investor (hereinafter referred to as the "Shareholder"), the Warrant Shares; and (ii) use its reasonable, good faith efforts to have the Registration Statement declared effective as promptly thereafter as is reasonably practicable. The Company further agrees to use its reasonable, good faith efforts to maintain the effectiveness of the Registration Statement, and to promptly file with the SEC any supplements or post-effective amendments thereto which may be required in order to maintain such effectiveness, for a period of not less than two (2) years from the date hereof. The Company hereby agrees to bear all expenses associated with the Registration Statement, other than the fees and expenses of the Shareholder (and its attorneys and accountants) incurred in the review of the Registration Statement and/or the sale of the Warrant Shares, and any broker-dealers, agents or underwriters who participate in any sales of Warrant Shares by such Shareholder thereunder. The Company agrees to furnish to the Shareholder such number of copies of such Registration Statement, the preliminary prospectus and final prospectus included therein and such other documents as the Shareholder may reasonably request in order to facilitate the disposition of the Warrant Shares. If the Company has delivered preliminary or final prospectuses to the Shareholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall immediately notify the Shareholder in writing and, if requested in writing by the Company, the Shareholder shall immediately cease making offers of Warrant Shares and promptly return all prospectuses to the Company; provided, however, that the Company shall use its reasonable, good faith efforts to thereafter promptly prepare and provide the Shareholder with a sufficient number of revised prospectuses and, immediately following receipt of such revised prospectuses, the Shareholder shall be free to resume making offers of the Warrant Shares.


     2. The Shareholder agrees, at its/his/her sole cost and expense, to promptly furnish to the Company any information that each of counsel to the Shareholder and/or counsel to the Company determines should be disclosed in the Registration Statement. In addition, from time to time after the filing of the Registration Statement, the Shareholder shall promptly advise the Company, in writing, of any material changes in any such information (previously furnished to the Company hereunder) and any additional information that may be legally required to ensure that the information contained in such Registration Statement regarding the Shareholder is true and correct in all material respects and does not omit to state a fact necessary to make the statements contained therein not misleading.

     3. The Company agrees to indemnify, to the fullest extent permitted by law, the Shareholder and its officers, directors and affiliates and each person who controls the Shareholder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the"Exchange Act"), directly or indirectly, against all losses, claims, damages, liabilities and expenses, joint or several, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of, are based upon or are contained in any information furnished in writing to the Company by such Shareholder expressly for use therein.

     4. In connection with any Registration Statement in which the Warrant Shares are being registered and as may, from time to time, reasonably be requested by the Company, the Shareholder shall furnish to the Company, in writing, such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement, prospectus or preliminary prospectus and/or to maintain the effectiveness thereof and, to the extent permitted by law, the Shareholder shall indemnify the Company, its directors and officers and each person who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities and expenses, joint or several, that arise out of or are based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any such information or affidavit so furnished in writing to the Company by the Shareholder expressly for use in the Registration Statement.

     5. The Shareholder and the Company each shall: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim unless, in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

     6. The indemnification provided for in or pursuant to this Exhibit A shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of the Warrant Shares.

     7. If the indemnification provided for in or pursuant to this Exhibit A is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party on the other, in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified person on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     8. With a view to making available to the Shareholder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Shareholder to sell the Warrant Shares to the public without registration, for a period of not less than two (2) years from the date hereof, the Company agrees to use its reasonable, good faith efforts to: (1) make and keep available public information, as those terms are understood and defined in Rule 144; (2) file with the SEC in a timely matter all reports and other documents required of the Company under the Exchange Act; and
(3) upon the request of the Shareholder, promptly deliver to the Shareholder a written statement as to whether it has complied with such information and requirements.

     9. If requested by the Shareholder, within 5 business days after the Company's receipt of written notice from the Shareholder of its intention to effect a transfer of any of the Warrant Shares, which notice shall describe the manner and circumstances of the proposed transfer and be accompanied by a certificate or certificates and/or an opinion of counsel reasonably acceptable to the General Counsel of the Company and customary in connection with such transfers regarding the exemption pursuant to which such Warrant Shares are being transferred, the General Counsel of the Company shall issue to the Shareholder and, if necessary to effect the transfer, the Company's transfer agent, an opinion which shall be reasonably satisfactory to the Shareholder that the proposed transfer may be effected without registration of such Warrant Shares under the Securities Act.

     PLEDGE AGREEMENT (the "Agreement"), dated as of the 23rd day of January , 2002, made by EMERGING VISION , INC., a New York corporation having an office at 100 Quentin Roosevelt Boulevard, Garden City, New York 11530 (the "Pledgor"), to and in favor of HORIZON INVESTORS CORP., a New York corporation ("Horizon"), and Mr. Benito R. Fernandez (the "Guarantor" and, together with Horizon, hereinafter collectively referred to as the "Pledgee"), both having an office at 2830 Pitkin Avenue, Brooklyn, New York 11208.


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Pledgor, simultaneously herewith, is obtaining a loan from North Fork Bank, Melville, New York (the "Bank"), the repayment of which is secured, in part, by a Guaranty made by the Guarantor in favor of the Bank (the "Guaranty"); and

     WHEREAS, the Pledgor and Horizon, simultaneously herewith, are entering into a certain Loan Agreement, dated the date hereof (the "Loan Agreement"), pursuant to which Horizon is providing to the Pledgor a certain credit facility (the "Credit Facility") and, in connection therewith, has agreed to make certain loans to the Pledgor, each of which loans are to be evidenced by certain
Negotiable Promissory Notes (collectively, the "Notes"), to be made by the Pledgor in favor of Horizon (the indebtedness and obligations to be evidenced by the Notes, together with: (i) any and all renewals, extensions or substitutions of the Notes; (ii) any and all other loans, advances or extensions of credit of every type, kind or nature made by Pledgee to the Pledgor at any time, whether or not the same are evidenced by like promissory notes or otherwise; and (iii) any and all costs and expenses incurred by Pledgee to collect and enforce: (x) any indebtedness or obligation evidenced by the Notes or otherwise secured hereby; (y) the provisons of this Agreement including, without limitation, all sums to become payable by the Pledgor to the Pledgee pursuant to the provisions of Section 12 hereof; and/or (z) the provisions of the Loan Agreement including, but not limited to, Section 8.1 thereof, being hereinafter collectively referred to as the "Obligations"); and

     WHEREAS, the Pledgor is the owner and holder of those certain Promissory Notes more particularly described on Exhibit A annexed hereto (collectively, the "Pledged Debt").

     NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to enter into the Loan Agreement and to make the loans to be evidenced by the Notes, the Pledgor hereby agrees as follows:

     SECTION 1. Pledge. The Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in, the following (the "Pledged Collateral"):


                                    EXHIBIT D

     (i) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any and all of the Pledged Debt; and

     (ii) all proceeds of any and all of the foregoing (including, without limitation, proceeds that constitute property of the types described above).


     SECTION 2. Security for Obligations. This Agreement secures the payment of all Obligations of the Pledgor now or hereafter existing in favor of the Pledgee. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Pledgor to the Pledgee under the Notes and/or the Loan Agreement, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

     SECTION 3. Delivery of Pledged Collateral. A copy of all instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Pledgee.

     SECTION 4. Representations and Warranties. The Pledgor represents and warrants as follows:

     (a) The Pledgor is the legal and beneficial owner of the Pledged Collateral, free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement;

     (b) The pledge of the Pledged Debt pursuant to this Agreement creates a valid and perfected security interest in the Pledged Collateral, securing the payment of the Obligations;

     (c) No consent of any other person or entity, and no authorization or approval of, and no notice to, any governmental authority or regulatory body is required: (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor; (ii) for the perfection or maintenance of the security interest created hereby ; or (iii) for the exercise, by the Pledgee, of the remedies in respect of the Pledged Collateral pursuant to this Agreement; and

     (d) The Pledgor has, independently and without reliance upon the Pledgee and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement.

     SECTION 5. Further Assurances. The Pledgor agrees that, at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its/his rights and remedies hereunder with respect to any Pledged Collateral.

     SECTION 6. Principal and Interest.

     (a) So long as no default (after any required notice and the expiration of any applicable cure and/or grace provision) shall have occurred and be continuing hereunder and/or under the Notes and/or under the Loan Agreement, the Pledgor shall be entitled to: (i) retain the originally executed copy of each Promissory Note constituting Pledged Debt hereunder; and (ii) receive and retain any and all installments of principal and interest paid in respect of the Pledged Debt.

     (b) Upon the occurrence and during the continuance of a default (after any required notice and the expiration of any applicable cure and/or grace provision) under any of the Notes and/or the Loan Agreement:

     (i) The Pledgor shall deliver to the Pledgee the originally executed copy of each Promissory Note constituting Pledged Debt;

     (ii) All rights of the Pledgor to receive the interest and principal payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a) hereof shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to receive and hold, as Pledged Collateral, such interest and principal payments; and

     (iii) All interest and principal payments which are received by the Pledgor contrary to the provisions of clause (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

     SECTION 7. Transfers and Other Liens.  The Pledgor agrees that it will not:
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral; or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest granted by this Agreement.

     SECTION 8. Pledgee Appointed Attorney-in-Fact. The Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time, upon the occurrence and during the continuance of a default (after any required notice and the expiration of any applicable cure and/or grace provision) under this Agreement, the Loan Agreement and/or the Notes, in the Pledgee's discretion, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof ), including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any interest and/or principal payment or other distribution in respect of the Pledged Collateral, or any part thereof, and to give a full discharge for the same.

     SECTION 9. Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself/himself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 12 of this Agreement.

     SECTION 10. The Pledgee's Duties. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it/him to exercise any such powers. Except for the safe custody of any Pledged Collateral in its/his possession and the accounting for moneys actually received by it/him hereunder, the Pledgee shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any of the Pledged Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its/his possession if such Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property.

     SECTION 11. Remedies upon Default. If any default (after any required notice and the expiration of any applicable cure and or grace provision) shall have occurred hereunder and/or under any of the Notes and/or the Loan Agreement and be continuing:

     (a) The Pledgee may exercise, in respect of the Pledged Collateral, in addition to any other rights and/or remedies provided for herein or otherwise available to it/him, all of the rights and/or remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and may also sell the Pledged Collateral or any part thereof in one or more parcels at one or more public or private sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, all upon ten (10) days' prior written notice to the Pledgor, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent a notice of sale shall be required by law, at least ten days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made, shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of any notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Any cash held by the Pledgee as Pledged Collateral, and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be held by the Pledgee as collateral for, and/or then or at any time thereafter, be applied (after payment of any amounts payable to the Pledgee pursuant to Section 12 hereof) by the Pledgee against all or any part of the Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all of the Obligations, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 12. Expenses. The Pledgor will, upon demand, pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its/his counsel and of any experts and agents, which the Pledgee may incur in connection with: (i) the preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (ii) the exercise or enforcement of any of the rights of the Pledgee hereunder; or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall, in any event, be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14. Conflicts. Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed that in the event any of the terms and/or provisions of this Pledge Agreement shall conflict with or be inconsistent with any of the terms and/or provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

     SECTION 15. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and mailed (via certified mail, return receipt requested) or personally delivered (including deliveries by express, overnight courier service), if to the Pledgor, at its address at 100 Quentin Roosevelt Boulevard, Garden City, New York 11530, Attn: General Counsel, and if to the Pledgee, at its/his address at 2830 Pitkin Avenue, Brooklyn, New York 11208,
Attn: Mr. Ben Fernandez, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall: (i) when mailed, be effective on the third business day after deposited in the mails, addressed as aforesaid; or (ii) when personally delivered, be effective on delivery.

     SECTION 16. Continuing Security Interest; Assignments under Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until the payment and/or performance, in full, of the Obligations and all other amounts payable under this Agreement and/or the Notes and/or the Loan Agreement; (ii) be binding upon the Pledgor, its permitted successors and assigns; and (iii) inure to the benefit of, and be enforceable by, the Pledgee, and their respective successors, transferees and/or assigns. Without limiting the generality of the foregoing clause (iii), the Pledgee may assign or otherwise transfer all or any portion of its/his rights and obligations under this Agreement and/or the Notes to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits (in respect thereof) granted to the Pledgee herein. Upon the payment, in full, of the Obligations and all other amounts payable under this Agreement and/or the Notes and/or the Loan Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Pledgee will, at the Pledgor's expense, return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

     SECTION 17. Governing Law; Terms. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral, are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein, terms defined in Article 9 of the Code are used herein as therein defined. The Pledgor hereby waives trial by jury in any action and/or proceeding commenced by the Pledgee hereunder.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.


                                                EMERGING VISION, INC.



                                                By:___________________________
                                                   Robert Hillman, President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NASSAU    )


     On the 21st day of January, 2002, before me, the undersigned, personally appeared Robert Hillman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                           ------------------------------
                                             Notary Public

                        CONFIDENTIAL DISCLOSURE AGREEMENT

     THIS AGREEMENT, entered into as of the 23rd day of January, 2002, by and between EMERGING VISION, INC., a New York corporation with offices at 100 Quentin Roosevelt Boulevard, Garden City, New York 11530 ("EMERGING"), and MR. BENITO R. FERNANDEZ, an individual having an office c/o Horizon Investors Corp., 2830 Pitkin Avenue, Brooklyn, New York 11208 (the "RECIPIENT"): (i) as the Guarantor of certain of the obligations of EMERGING; and (ii) as agent/representative for HORIZON INVESTORS CORP., a New York corporation having an office at 2830 Pitkin Avenue, Brooklyn, New York 11208 ("HORIZON").

                              W I T N E S S E T H:

     WHEREAS, EMERGING desires to disclose to RECIPIENT and/or afford RECIPIENT with access to certain of EMERGING'S, non-public, business information (collectively, "Confidential Information") which is confidential or proprietary in nature; and

     WHEREAS, the purpose of such disclosures of (and/or providing access to) the Confidential Information is to afford HORIZON the right to monitor the financial and/or business activities of EMERGING, all as required pursuant to the terms of that certain Loan Agreement, dated January 23, 2002, between EMERGING and HORIZON (the "Loan Agreement"); and

     WHEREAS, RECIPIENT agrees to receive the Confidential Information from EMERGING solely for the purposes described above, under the terms and conditions contained herein.

     NOW, THEREFORE, in mutual consideration of the covenants and premises set forth herein, the parties hereto do hereby agree as follows:

     1. RECIPIENT agrees not to hereafter disclose to third parties, to hereafter safeguard and keep the Confidential Information confidential, and to use the Confidential Information solely for the purposes described herein, except as otherwise set forth in Paragraph 6 hereof and/or as EMERGING may otherwise agree in writing.

     2. RECIPIENT agrees to segregate all such Confidential Information from the confidential information of others in order to prevent commingling.


                                   EXHIBIT E

     3. RECIPIENT hereby acknowledges that he will receive (or be given access to) the Confidential Information pursuant to the terms of this Agreement and shall, except as otherwise expressly provided for herein, not disclose the Confidential Information to anyone other than those of Horizon's officers, directors, employees, agents and/or attorneys with a need to know the same, each of whom shall be required to execute and deliver to RECIPIENT an appropriate written agreement sufficient to require him/her to comply with all of the terms and provisions hereof.

     4. RECIPIENT shall treat the Confidential Information as secret and confidential and shall not use the Confidential Information except in accordance with this Agreement. RECIPIENT shall safeguard the secrecy and confidentiality of the Confidential Information by using the utmost degree of care. However, RECIPIENT will not be required to keep confidential any Confidential Information which is in the public domain.

     5. It is understood that by disclosing and/or making the Confidential Information available to RECIPIENT, EMERGING does not grant any express, implied or other license or right, to RECIPIENT, to use such Confidential Information, other than as directed by EMERGING and/or for the purposes hereinabove described.

     6. Unless and until an Event of Default shall occur under (and as said term is defined in) the Loan Agreement, RECIPIENT shall not copy or reproduce any portion of the Confidential Information without the prior written approval of EMERGING; provided, however, that it is specifically understood and agreed that, from and after (and during the continuance of) an Event of Default under the Loan Agreement, RECIPIENT and/or HORIZON may copy and/or reproduce and/or use any such Confidential Information in connection with HORIZON'S and/or RECIPIENT'S enforcement of its/his rights and/or remedies under the Loan Agreement and/or the Pledge Agreement executed by EMERGING in connection therewith. RECIPIENT shall immediately return all copies and/or summaries of the Confidential Information (in his possession) to EMERGING, and/or delete the same from his data bases, upon EMERGING'S satisfaction and discharge of all of its Obligations under (and as said term is defined in) the Loan Agreement.

     7. In the event RECIPIENT breaches his obligations under this Agreement, RECIPIENT acknowledges that EMERGING shall suffer irreparable damage and RECIPIENT therefore agrees that EMERGING shall have the right to seek and obtain, without any interference from RECIPIENT, a temporary restraining order and/or preliminary injunction against RECIPIENT, enjoining further breaches of this Agreement by RECIPIENT. Further, RECIPIENT hereby agrees to indemnify and hold EMERGING harmless, in the event RECIPIENT breaches this Agreement, for any and all damages, including reasonable attorneys' fees, sustained or incurred by EMERGING as a result of RECIPIENT'S breach of this Agreement.

     8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict-of-laws rules.

     9. This Agreement represents the entire understanding between the parties hereto with respect to the Confidential Information; and no waiver, alteration or modification of any of the provisions hereof shall be binding on the parties hereto unless in writing and signed by a duly authorized representatives of each such party. This Agreement shall be binding on the parties hereto, and each of their respective successors and/or assigns.

     IN  WITNESS   WHEREOF,   the  parties  have,   by  their  duly   authorized
representative, executed this Agreement as of the date first set forth above.


                                              EMERGING VISION, INC.


                                              By:
                                                 -------------------------
                                                 Robert Hillman, President


                                              RECIPIENT


                                              By: ______________________
                                                  BENITO R. FERNANDEZ